UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)       June 18, 2007
THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio	44143

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code      440-461-5000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On June 18, 2007, The Progressive Corporation, an Ohio corporation (“Progressive”), agreed to issue and sell $1 billion in aggregate principal amount of its 6.70% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 (the “Debentures”), pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated as of June 18, 2007, with Goldman, Sachs & Co., as representative of the underwriters named therein. The Underwriting Agreement is being filed as Exhibit 1.1 to this Current Report on Form 8-K. The sale of the Debentures was registered pursuant to an automatic shelf registration statement on Form S-3 (SEC File No. 333-143824) filed with the U.S. Securities and Exchange Commission (“SEC”) on June 18, 2007 (the “Registration Statement”).
     The Debentures will be issued pursuant to the Junior Subordinated Indenture (the “Junior Subordinated Indenture”) to be entered into by and between Progressive and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture (the “First Supplemental Indenture”) to be entered into by and between Progressive and the Trustee. Forms of the Junior Subordinated Indenture and the First Supplemental Indenture are being filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K. The form of the Debentures is included as Exhibit A to the First Supplemental Indenture.
     In connection with the issuance of the Debentures, Baker & Hostetler LLP has rendered an opinion regarding certain tax matters. A copy of that opinion is filed as Exhibit 8.1 to this Current Report on Form 8-K.
     In connection with the issuance of the Debentures, Progressive will enter into a Replacement Capital Covenant (the “RCC”), pursuant to which Progressive will agree for the benefit of certain of its senior debtholders named therein that it shall not repay, redeem, defease or purchase, and that its subsidiaries shall not purchase, all or any part of the Debentures before June 15, 2047, unless during the applicable measurement period with respect to such repayment, redemption, defeasance or purchase Progressive and its subsidiaries shall have issued specified amounts of certain replacement capital securities on the terms and conditions set forth therein. The form of the RCC is being filed as Exhibit 4.4 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

1.1	Underwriting Agreement dated as of June 18, 2007, between The Progressive Corporation and Goldman, Sachs & Co., as representative of the underwriters named therein

4.1	Form of Junior Subordinated Indenture between The Progressive Corporation and The Bank of New York Trust Company, N.A., as Trustee; incorporated by reference to Exhibit 4.8 of the Company’s Registration Statement No. 333-143824 (filed with the SEC on June 18, 2007)

4.2	Form of First Supplemental Indenture between The Progressive Corporation and The Bank of New York Trust Company, N.A., as Trustee

4.3	Form of Debenture (included as Exhibit A to the First Supplemental Indenture)

4.4	Form of Replacement Capital Covenant of The Progressive Corporation

8.1	Opinion of Baker & Hostetler LLP regarding certain tax matters

99.1	News Release dated June 18, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 18, 2007

THE PROGRESSIVE CORPORATION
By:	/s/ Jeffrey W. Basch

Name: Jeffrey W. Basch Title: Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.
Under
Reg. S-K	Form 8-K
Item 601	Exhibit No.	Description

1	1.1	Underwriting Agreement dated as of June 18, 2007, between The Progressive Corporation and Goldman, Sachs & Co., as representative of the underwriters named therein

4	4.1	Form of Junior Subordinated Indenture between The Progressive Corporation and The Bank of New York Trust Company, N.A., as Trustee; incorporated by reference to Exhibit 4.8 of the Company’s Registration Statement No. 333-143824 (filed with the SEC on June 18, 2007)

4	4.2	Form of First Supplemental Indenture between The Progressive Corporation and The Bank of New York Trust Company, N.A., as Trustee

4	4.3	Form of Debenture (included as Exhibit A to the First Supplemental Indenture)

4	4.4	Form of Replacement Capital Covenant of The Progressive Corporation

8	8.1	Opinion of Baker & Hostetler LLP regarding certain tax matters

9	99.1	News Release dated June 18, 2007